Exhibit 10.7

PACIFIC NORTHWEST DIVISION

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop K1-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

February 8, 2018	VIA EMAIL .PDF

Golden Share Mining Corporation

Attention Nick Zeng, CEO, Chairman & President

7-145 Riviera Drive

Markham, Ontario L3R 5J6

Canada

Email: nick.zeng@goldenshare.ca

RE : License Agreement No. 528131, LETTER AMENDMENT 2

Dear Mr. Zeng:

This letter confirms the desire of Golden Share Mining Corporation to amend Battelle License Agreement number 528131, to change the licensed PATENTS. The License Agreement is amended by changing Attachment 1 to the License Agreement as follows:

Attachment 1 - PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

902 Battelle Boulevard | P.O. Box 999 | Richland, WA 99352 | 888.375.7665 | inquiry@pnnl.gov | www.pnnl.gov

Golden Share Mining Corporation

Agreement 528131 - Amendment 2 February 8, 2018

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8976)*	United States - (US)	14/815,037

All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E EP, PatentMaster ID 9255)*	European Patent Convention	15849294.2

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E IN, PatentMaster ID 9256)*	India	201737006170

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E KR, PatentMaster ID 9258)*	South Korea	2017-7012166

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E AU, PatentMaster ID 9259)*	Australia	2015328395

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E BR, PatentMaster ID 9260)*	Brazil	BR1120170053 98-5

*These Patents and Patent Applications arose under funding of the U.S. Government.

The revised Attachment 1 is also attached hereto for your convenience.

Golden Share Mining Corporation

Agreement 528131 - Amendment 2

February 8, 2018

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 2 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 2 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by February 22, 2018, to:

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.0. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice(5)pnnl.gov

Sincerely,

	BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION

BY		BY
PRINTED	Peter C.Christensen	PRINTED
NAME		NAME
Manager, Technology Commercialization
TITLE		TITLE
DATE	2/9/18	DATE

Attachment 1 to License Agreement Number 528131- Amendment 2

Golden Share Mining Corporation

February 8, 2018

Attachment 1 - PATENTS as Amended

Title	Country	Application Number	Patent Number	Grant Date
Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E, PatentMaster ID 7643)*	United States - (US)	12/892,693	8,628,880	01/14/2014

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 2, PatentMaster ID 8640)*	United States - (US)	14/261,262	9,077,011	07/07/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON, PatentMaster ID 8561)*	United States - (US)	14/105,823	9,123,931	09/01/2015

Redox Flow Batteries Based on Supporting Solutions Containing Chloride (BATTELLE IPID 16760-E CON 3, PatentMaster ID 8976)*	United States - (US)	14/815,037

All-vanadium sulfate acid redox flow battery system (BATTELLE IPID 30584-E, PatentMaster ID 8957)*	United States - (US)	14/875,565

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CN, PatentMaster ID 9253)*	China	2015800530918

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E CA, PatentMaster ID 9254)*	Canada	2,958,909

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E EP, PatentMaster ID 9255)*	European Patent Convention	15849294.2

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E IN, PatentMaster ID 9256)*	India	201737006170

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E JP, PatentMaster ID 9257)*	Japan	2017-518359

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E KR, PatentMaster ID 9258)*	South Korea	2017-7012166

All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E AU, PatentMaster ID 9259)*	Australia	2015328395

Attachment 1 to Amendment 2, Page 1

Attachment 1 to License Agreement Number 528131- Amendment 2 Golden Share Mining Corporation February 8, 2018

Title	Country	Application Number	Patent Number	Grant Date
All-Vanadium Sulfate Acid Redox Flow Battery System (BATTELLE IPID 30584-E BR, PatentMaster ID 9260)*	Brazil	BR1120170053 98-5

*These Patents and Patent Applications arose under funding of the U.S. Government.

Attachment 1 to Amendment 2, Page 2

Golden Share Mining Corporation

Agreement 528131 - Amendment 2

February 8, 2018

All other provisions of the License Agreement shall remain unchanged.

Please review this Amendment 2 and confirm that you are in agreement with these changes. If you are in agreement with this proposed Amendment 2 to the License Agreement, please indicate your acceptance below and return one copy of this Letter Amendment by February 22,2018, to:

Battelle Memorial Institute

Technology Deployment and Outreach

Attention PNNL IP Compliance Office

P.O. Box 999, Mailstop Kl-71

902 Battelle Blvd.

Richland, WA 99352

Telephone: (509) 375-2075

Fax: (509) 372-4589

Email: complianceoffice@pnnl.gov

Sincerely,

	BATTELLE MEMORIAL INSTITUTE		GOLDEN SHARE MINING CORPORATION

BY		BY
PRINTED	Peter C. Christensen	PRINTED
NAME		NAME	Nick N ZENG
Manager, Technology Commercialization
TITLE		TITLE	CEO
DATE	2/9/18	DATE	02/09/2018